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                                                                    Exhibit 23.3



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Howmet International Inc. (the "Company") of our reports dated May 23, 1996 and May 15, 1996 which appear on pages A-2 and A-3, respectively, of the Company's Annual Report on Form 10-K for the year ended December 31, 1997.



Befec - Price Waterhouse



Paul Onillon

Paris, France
April 15, 1998



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